Supplement Dated May 1, 2019
To the Product Prospectuses for:

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Life Account B of Voya Retirement Insurance & Annuity Company

Estate Protector
Estate Protector II
Aetna Vest Plus
Aetna Vest I / Aetna Vest II

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective on or about May 24, 2019, the following reorganizations will take place.

Reorganizing Funds	Acquiring Funds
Oppenheimer Global Fund/VA	Invesco Oppenheimer Global Fund
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer Global Strategic Income Fund

For complete details relating to these changes, including the fees, investment strategies, and risks of the Funds, please refer to the Funds' prospectuses.

Please retain this Supplement for future reference.